Exhibit A

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D, including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: November 16, 2017	WP XII INVESTMENTS B.V.

	By:	/s/ G.F.X.M Nieuwenhuizen
Name: G.F.X.M Nieuwenhuizen
Title: Managing Director A

	By:	/s/ Tara O’Neill
Name: Tara O’Neill
Title: Managing Director A

Dated: November 16, 2017	WP XII INVESTMENTS CÖOPERATIEF U.A.

	By:	/s/ G.F.X.M Nieuwenhuizen
Name: G.F.X.M Nieuwenhuizen
Title: Managing Director A

	By:	/s/ Tara O’Neill
Name: Tara O’Neill
Title: Managing Director A

Dated: November 16, 2017	WARBURG PINCUS (CALLISTO) PRIVATE EQUITY XII (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS (EUROPA) PRIVATE EQUITY XII (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS (GANYMEDE) PRIVATE EQUITY XII (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS PRIVATE EQUITY XII-B (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS PRIVATE EQUITY XII-D (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS PRIVATE EQUITY XII-E (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS XII PARTNERS (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WP XII PARTNERS (CAYMAN), L.P.

	By:	Warburg Pincus (Cayman) XII, L.P., its general partner
	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorised Signatory

Dated: November 16, 2017	WARBURG PINCUS LLC

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Managing Director

Dated: November 16, 2017	WARBURG PINCUS (CAYMAN) XII, L.P.

	By:	Warburg Pincus (Cayman) XII GP LLC, its general partner
	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP, Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS (CAYMAN) XII GP LLC

	By:	Warburg Pincus Partners II (Cayman), L.P., its sole member
	By:	Warburg Pincus (Bermuda) Private Equity GP, Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

	By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

Dated: November 16, 2017	CHARLES R. KAYE

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn, Attorney-in-Fact*

Dated: November 16, 2017	JOSEPH P. LANDY

	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn, Attorney-in-Fact*

*The Powers of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on Jul 12, 2016 as an exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc.